Exhibit 10.15

LICENSE AGREEMENT

This License Agreement (“Agreement”) is entered into and effective as of August 5, 2010 (“Effective Date”) by and between Integrated DNA Technologies, Inc., an Iowa corporation, with offices at 1710 Commercial Park, Coralville, Iowa, 52242 (“IDT”) and Great Basin Scientific, with offices at 2441 South 3850 West, West Valley City, Utah 84120, Suite A,

WHEREAS, IDT is the owner of the patent applications listed in Appendix A of this agreement attached hereto and made apart hereof; and

WHEREAS, GBS wishes to obtain a license under the patent and patent applications and any patents derived therefrom to use the compositions and methods described and claimed therein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

1.1. “Excluded Fields” shall mean any application or field not expressly granted in the definition of Licensed Fields, including without limitation any (i) clinical and non-clinical products or applications that involve or include the polymerase chain reaction, (ii) any and all forensics & human identity applications; (iii) environmental testing, agricultural plant applications, animal testing and positive trait breeding applications; (iv) food testing and genetically-modified organism testing applications, and (v) any and all bio-security applications.

1.2. “Exclusive Field” shall mean the helicase-dependent amplification and detection of diagnostic targets in human in-vitro diagnostics, but excluding all oncology and human papilloma virus targets or markers. Human in-vitro diagnostics shall mean detection of targets that cause human disease, whether samples are derived from a human or from viral, bacterial, or fungal pathogens or samples are derived from the hospital or point of care environment, including screening in said environment for said pathogens. Additionally human in-vitro diagnostics shall mean detection of targets that determine predisposition to disease or may predict response to potential treatment, excluding oncology and HPV targets. For purposes of clarity, IDT shall not license any Third-Party in the Exclusive Field.

1.3. “Licensed Fields” shall mean use of the Licensed products in the Exclusive Field and the Non-Exclusive Field, but expressly not the Excluded Fields.

1.4. “Licensed Patent Rights” means and includes the patent applications listed in Appendix A, and any patent or patents issued therefrom or claiming priority thereto, and any reissues, reexaminations, divisions, continuations, continuations-in-part and extensions thereof, and any applications and patents in foreign countries derived or claiming priority therefrom.

1.5. “Licensed Products” means and includes any product or service the manufacture, import, sale, offer for sale and/or use of which would infringe one or more of the Licensed Patent Rights, but for the license granted herein.

1.6. “Licensed Territory” all those territories wherein the Licensed Patent Rights may become or remain valid and enforceable.

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1.7. “Net Sales” shall mean the actual gross amount invoiced by GBS for sales or other commercial disposition of a Licensed Product to Third Parties, less the following deductions with respect to such sales or services:

a) any rebates, quantity, trade and cash discounts, and other usual and customary discounts to customers;

b) compulsory payments and rebates, actually paid or deducted;

c) retroactive price reductions, credits or allowances actually granted upon rejections or returns of Licensed Products, including for recalls or damaged goods;

d) freight, postage, shipping and insurance charges actually allowed or paid for delivery of Licensed Products, to the extent included in the gross sales price;

e) sales taxes, excise taxes, use taxes, import/export duties or other governmental charges actually due or incurred with respect to such sales, including without limitation value-added taxes;

f) discounts and performance discounts to the extent that such discounts are associated with the Licensed Products together with other products of Licensee and its Affiliates, and to the extent that such discounts cannot be attributed only to the Licensed Products. Such discounts and performance discounts will be allocated to the Licensed Products on a reasonable pro rata basis (based on the amount of the sales of products by Licensee and its Affiliates prior to discount); and

g) charge-back payments and rebates granted to managed health care organizations or to federal, state and local governments, their respective agencies, purchasers or reimbursers; all as incurred in the ordinary course of business in type and amount consistent with good industry practice and determined in accordance with generally accepted accounting principles on a basis consistent with Licensee’s audited consolidated financial statements.

1.8. “Non-Exclusive Field” shall mean the helicase-dependent amplification and detection of oncology and human papilloma virus targets or markers in human in-vitro diagnostics conducted in the point-of-care setting, including the physician’s office laboratory, which may direct treatment decisions. Human in-vitro diagnostics shall mean detection of targets that cause human disease, whether samples are derived from a human or from viral, bacterial, or fungal pathogens or or samples are derived from the hospital or point of care environment, including screening in said environment for said pathogens. Additionally, human in-vitro diagnostics shall mean detection of targets that determine predisposition to disease or may predict response to potential treatment.

1.9. “Third Parties” means any entity other than IDT, GBS or their affiliates, which shall include only those entities that legally control or are under the legal control of IDT or GBS.

2. License

2.1. License Grant. IDT hereby grants to GBS a limited, non-transferable, royalty-bearing license under the Licensed Patent Rights to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Fields in the Licensed Territory. The license granted to GBS shall not restrict IDT from doing any act itself, or from granting any additional rights in fields other than the Exclusive Field.

2.2. IDT Warranty. IDT warrants only that it has the right to grant this license under the Licensed Patent Rights. IDT expressly disclaims any other warranty regarding the validity or eriforceability of the Licensed Patent Rights, or non-infringement regarding the Licensed Products.

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2.3. Limited License. Nothing herein shall be construed as granting GBS, by implication, estoppel or otherwise, any license or other right to any other intellectual property owned, controlled by and/or invented by IDT or any of the inventors of the Licensed Patent Rights, or to grant to GBS any right or license, other than the limited license under the Licensed Patent Rights expressly granted herein.

2.4. No Supply Terms. GBS acknowledges that nothing in this Agreement obligates or is intended to obligate IDT to manufacture or sell Licensed Products, oligonucleotides, enzymes or reaction mixtures containing any of the same to GBS, to GBS’s Affiliates or to GBS’s customers. Any such obligation must be the subject matter of a separate, written agreement of the parties.

3. Consideration/Fees

3.1. Initial License Fee. GBS shall pay to IDT a non-refundable, non-creditable, initial license fee of ******** to IDT within ten (10) days of the Effective Date of this Agreement. The failure of GBS to timely pay the initial license fee shall be cause for immediate termination of this Agreement by IDT.

3.2. Milestone License Fee. GBS shall pay an additional non-refundable, non-creditable, license fee of ******** to IDT a upon any closing of a transaction which results in GBS receiving at least $2.5 million in cash or cash equivalents in exchange for GBS equity (stock), debt obligations, or other forms of consideration, other than the sale of GBS products which are sold at market prices (a “Funding Event”) that may occur after the execution of this agreement. If a Funding Event has not occurred by the first anniversary date of this Agreement, then GBS shall pay to IDT within then (10) business days of the first anniversary date, an additional non-refundable, non-creditable, license fee of ********. In such an event, GBS shall make a final additional non-refundable, non-creditable, license fee payment of ******** to IDT upon the earlier of (i) the 18 month anniversary date of this Agreement, or (ii) a Funding Event. For the avoidance of doubt, the total amount of license fees GBS is obligated to pay pursuant to 3.2 is ********, and the latest that the total licensee can be paid to IDT is eighteen months following the Effective Date. The failure of GBS to timely pay the license fees described in this 3.2, or any installment payment described herein shall be cause for immediate termination of this Agreement by IDT.

3.3. Royalties. GBS shall pay to IDT the royalty identified on Appendix B for sales of Licensed Products under this Agreement. GBS agrees to deliver IDT within sixty (60) days after the end of each calendar quarter, a report setting forth the Net Sales for the previous calendar quarter with respect to which payment is due under Section 3.2 above. Each report shall contain a) the number or quantity of Licensed Products sold in the Territory; b) the calculation of Net Sales; c) total royalty payable on Net Sales in U.S. Dollars, in sufficient detail to permit IDT to confirm the accuracy of the foregoing. If no amounts are due to IDT for any such Calendar Quarter, the report shall so state. Concurrently with the making of each such report GBS shall pay to IDT any payments due pursuant to this 3.3 and Appendix B, and shall deliver both the report and payment to the address specified in 8.6 herein.

4. Term and Termination

4.1. Term. The term of this Agreement shall be until the last to expire of any patent within the Licensed Patent Rights, unless sooner terminated as provided herein.

4.2. Material Breach. If GBS materially defaults in rendering its license fees or royalties, or otherwise is in material breach of or in material default under any other provision of this Agreement, IDT may

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terminate this Agreement by giving GBS written notice of its election to terminate as of a stated date not less than thirty (30) days from the date of mailing such notice, and if GBS shall fail to repair such breach or default prior to the stated date of termination, this Agreement shall then terminate. Such termination, however, shall not relieve GBS of its obligations incurred prior to such termination and shall not impair any of the rights that IDT acquired prior to such date.

4.3. Termination by Patent Invalidation. This Agreement shall terminate if at any time all claims of all patents within the Licensed Patent Rights are declared invalid or void by any court of final resort or in a judgment from which no appeal is or can be taken. Notwithstanding any such termination, all license fees and royalties received by lDT are and shall remain non-refundable.

4.4. Elective Termination. GBS may terminate this Agreement for any reason by giving ninety (90) days prior written notice to IDT, and by ceasing to make, advertise, promote or sell any and all Licensed Products.

5. Markings / Trademarks / Publicity

5.1 Marking of Licensed Products. All Licensed Products sold by GBS under this Agreement, shall include on the product itself or on materials included with each shipment of Licensed Product, the following or substantially similar statement: “Sold under license of patents and/or patents pending from Integrated DNA Technologies, Inc.”.

5.2 Publicity. Neither GBS, nor IDT shall make any public announcement of this Agreement or any of its terms without the prior written consent of the other party. The Parties further agree that in the event that either party wishes to prepare and publicly disseminate a press release announcing the grant of rights referenced herein, that party shall provide the other party a written draft of such release prior to the intended date of release. The parties shall each have the right to make reasonable modifications to any such press release, and no announcement shall be released unless and until both parties have agreed in writing to the form and content of the release.

6. Warranties/Disclaimers

6.1. General Disclaimer. ANY AND ALL LICENSED PATENT RIGHTS MADE AVAILABLE BY lDT TO GBS AND ITS AFFILIATES ARE LICENSED OR MADE AVAILABLE “AS IS.” IDT MAKES NO REPRESENTATIONS, WARRANTIES, OR COVENANTS TO GBS OR ITS AFFILIATES CONCERNING THE LICENSED PATENT RIGHTS, INCLUDING WITHOUT LIMITATION THEIR VALIDITY, OR THAT THEY WILL ISSUE, WHETHER IN THEIR PRESENT FORM OR WITH SUBSTANTIAL MODIFICATION, OR CONCERNING THE NEED FOR GBS AND ITS AFFILIATES TO OBTAIN ADDITIONAL LICENSES FROM THIRD PARTIES TO USE LICENSED PRODUCTS IN THE LICENSED FIELD. IDT DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORILY OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO MANUFACTURE, USE, SALE, OR OTHER DISPOSITION BY GBS OR ITS AFFILIATES OR OTHER TRANSFEREES OF PRODUCTS OR PROCESSES INCORPORATING OR MADE BY USE OF INVENTIONS LICENSED UNDER THIS AGREEMENT.

6.2. Joint Waivers of Purchase and Sale Obligations. By virtue of executing this Agreement, neither GBS nor its Affiliates commit to purchase oligonucleotides manufactured by IDT. By virtue of executing this Agreement IDT does not commit to sell or otherwise obligate itself to manufacture oligonucleotides for GBS or its Affiliates. Notwithstanding the foregoing, it is the intent of the parties hereto to negotiate terms of a separate oligonucleotide supply agreement.

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6.3. IDT Disclaimer Regarding Clinical Uses of Licensed Products. Unless otherwise specified in a separate written supply agreement between the parties, IDT does not warrant, guarantee or make any representations above and beyond the oligo criteria set forth in a separate supply agreement, if any, regarding the use of Licensed Products in clinical, diagnostic or any other application, or with respect to the correctness, accuracy, reliability of the results of any such use. UNLESS OTHERWISE SPECIFIED IN A SEPARATE WRITTEN SUPPLY AGREEMENT BETWEEN THE PARTIES, IDT SHALL NOT BE LIABLE FOR, AND GBS ASSUMES THE ENTIRE RISK AS TO THE RESULTS OBTAINED BY GBS OR ITS AFFILIATES FROM THE USE OF OLIGONUCLEOTIDES AND/OR LICENSED PRODUCTS IN THE LICENSED FIELD. UNLESS OTHERWISE SPECIFIED IN A SEPARATE WRITTEN SUPPLY AGREEMENT BETWEEN THE PARTIES, GBS FURTHER ACKNOWLEDGES THAT GBS, AND NOT IDT, IS SOLELY RESPONSIBLE FOR ANY WARRANTY OR GUARANTEE MADE TO COLLABORATORS OR CUSTOMERS OF GBS OR ITS AFFILIATES WITH RESPECT TO THE USE OF OLIGONUCLEOTIDES AND/OR LICENSED PRODUCTS IN THE LICENSED FIELD.

7. Indemnification and Infringement

7.1. Indemnification of IDT. GBS shall defend, indemnify and hold harmless IDT, its employees, officers, trustees, agents, the inventors of the Licensed Patent and their successors and assigns (each an “IDT Indemnitee”), from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) arising out of any claim, complaint, suit, proceeding or cause of action brought against an IDT Indemnitee by a Third Party (any of the foregoing, an “IDT Claim”) alleging damage arising from or occurring as a result of the activities performed by or under authority of GBS and/or its Affiliates in connection with the exercise of its licenses and rights hereunder, except to the extent caused by the negligence or willful misconduct of IDT or any IDT Indemnitee or related to the breach of any representation, warranty, or covenant by IDT hereunder. IDT at all times reserves the right to select and retain counsel of its own at its own expense to defend lDT’s interests with respect to such IDT Claim. The foregoing indemnity obligation is conditioned upon the IDT Indemnitee promptly notifying GBS of the IDT Claim, allowing GBS to control the defense or settlement of such IDT Claim, and providing GBS with reasonable assistance in the defense or settlement of such IDT Claim, subject to GBS reimbursing IDT for its reasonable out-of-pocket expenses incurred in providing such assistance.

7.2. Indemnification of GBS. IDT shall defend, indemnify and hold harmless GBS, its Affiliates, and their respective employees, officers, trustees, agents and their successors and assigns (each a “GBS Indemnitee”), from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) arising out of any claim, complaint, suit, proceeding or cause of action brought against an GBS Indemnitee by a Third Party (any of the foregoing, a “GBS Claim”) alleging damage arising from or occurring as a result of the activities performed by or under authority of IDT and/or its Affiliates in connection with the exercise of its rights hereunder or performance of its obligations hereunder, except as subject to Article 6 herein, and except to the extent any GBS Claim is caused by the negligence or willful misconduct of GBS or any GBS Indemnitee or related to the breach of any representation, warranty, or covenant by GBS hereunder. GBS at all times reserves the right to select and retain counsel of its own at its own expense to defend GBS’s interests with respect to such GBS Claim. The foregoing indemnity obligation is conditioned upon the GBS Indemnitee promptly notifying IDT of the GBS Claim, allowing IDT to control the defense or settlement of such GBS Claim, and providing IDT with reasonable assistance in the defense or settlement of such GBS Claim, subject to IDT reimbursing GBS for its reasonable out-of-pocket expenses incurred in providing such assistance.

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7.3. Infringement by Third Persons. GBS shall promptly advise IDT in writing of any infringement or suspected infringement of any of the rights under the Licensed Patent Rights. In the case of any infringement of any Licensed Patent Rights by any third party (an “Infringer”) during the term of this Agreement, IDT shall have the exclusive right under IDT’s control and at IDT’s expense to prosecute any third party infringement of the Licensed Patent Rights. Subject to IDT’s control of any such proceeding, GBS shall have the right, at its own expense and using counsel of its choosing, to participate in such proceeding. GBS shall assist as reasonably requested in taking any such action against any such Infringer at IDT’s expense, unless GBS has stopped or put on hold the development of all Licensed Products. Any amount recovered by or reimbursed to IDT as a result of any action taken by IDT under this Section (including, without limitation, from any settlement or other voluntary disposition thereof) shall be retained by IDT.

8. General

8.1. Assignment. This Agreement shall not be assigned by GBS except with the written consent of IDT, except that GBS may assign this Agreement without IDT’s written consent in connection with a merger, acquisition, change of control, reorganization or sale of all or substantially all of the assets of GBS. IDT may assign this Agreement at its sole and independent discretion. IDT’s unrestricted right to out-license the Licensed Patent Rights in fields other than the Exclusive Field, shall not in any way be limited by this Agreement.

8.2. Force Majeure. In the event either party hereto is prevented from or delayed in the performance of any of its obligations hereunder by reason of acts of God, war, strikes, riots, storms, fires, or any other cause whatsoever beyond the reasonable control of the party, the party so prevented or delayed shall be excused from the performance of any such obligation to the extent and during the period of such prevention or delay.

8.3. Entire Agreement. This Agreement constitutes the entire agreement by, between and among the parties and the terms hereof cannot be modified, changed, discharged or terminated except in writing signed by the parties hereto.

8.4. Waiver. Neither party shall be deemed to have waived or released any of its rights or interest in this Agreement, unless such waiver or release is set forth in writing. No waiver by either party of any default by the other shall constitute a waiver of a like, similar or other default thereafter.

8.5. Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of lowa, exclusive of its choice of law principles.

8.6. Notices. For the purposes of this Agreement and until written notice of change of address shall be given, any notices required or permitted to be given under the terms of this Agreement shall be addressed by first class United States mail to the parties as follows:

If to IDT:

Integrated DNA Technologies, Inc

Attn: Legal Department

1710 Commercial Park

Coralville, Iowa

52241

Fax: 319-626-8444

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If to GBS:

Great Basin Scientific

2441 South 3850 West

Suite A

West Valley City, Utah 84120

8.7. Independent Contractors. The relationship of the parties established by this Agreement is that of independent contractors. Nothing in this Agreement shall be construed to create any other relationship between IDT and GBS. Neither party shall have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other party.

8.8. Interpretation of Terms. If any provisions of this Agreement are or shall come into conflict with the laws or regulations of any jurisdiction or any governmental entity having jurisdiction over the parties or this Agreement, those provisions shall be deemed automatically deleted, if such deletion is allowed by relevant law, and the remaining terms and conditions of this Agreement shall remain in full force and effect. If such a deletion is not so allowed or if such a deletion leaves terms thereby made clearly illogical or inappropriate in effect, the parties agree to substitute new terms as similar in effect to the present terms of this Agreement as may be allowed under the applicable laws and regulations. This Agreement has been subject to negotiation by both parties and in no circumstances shall it be construed against the drafter.

8.9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Facsimile signatures by authorized agents of either party of this Agreement shall be considered as having the same effect as original signatures.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective on the date first indicated above.

GREAT BASIN SCIENTIFIC		INTEGRATED DNA TECHNOLOGIES, INC.

By:	/s/ Robert Jenison	By:	/s/ Roman Terrill
Name:	Robert Jenison	Name:	Roman Terrill
Title:	Chief Technology Officer	Title:	General Counsel
Date:	8/24/2010	Date:	8-23-2010

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Appendix A

[Redacted]

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Appendix B

“Royalty Rate”

GBS shall pay to IDT one of the following royalty rates on Net Sales of Licensed Products, in a time and manner consistent with Article 3.3 of the Agreement.

(1) Base Rate: *********

The Base Rate shall be the royalty rate if no additional license fees are paid by GBS to IDT other than those specified in 3.1 and 3.2 of the Agreement.

(2) Lower Rate: : *********

The Lower Rate shall be the royalty rate if, on or before the second anniversary date of this agreement, GBS pays to IDT ********* in addition to license fees paid by GBS to IDT specified in 3.1 and 3.2 of the Agreement.

For the avoidance of doubt, GBS would have to pay a total of ********* in license fees by the second anniversary date of the Agreement to earn the right to pay a ****** royalty on Net Sales of Licensed Product.

(3) Lowest Rate: ***

The Lowest Rate shall be the royalty rate if, on or before the second anniversary date of this agreement, GBS pays to IDT *********in addition to license fees paid by GBS to IDT specified in 3.1 and 3.2 of the Agreement.

For the avoidance of doubt, GBS would have to pay a total of ********* in license fees by the second anniversary date of the Agreement to earn the right to pay a ********* royalty on Net Sales of Licensed Product.

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FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment (“Amendment”) entered into as of February 21, 2012 (“Effective Date”) is made by and between Great Basin Scientific, an organization having its principal place of business at 405 South Main Street, Suite 810, Salt Lake City, UT 84111 (“GBS”), and Integrated DNA Technologies, Inc., an organization having its principal place of business at 1710 Commercial Park, Coralville, lA 52241 (“lDT”).

WHEREAS, GBS and lDT (the “Parties”) have entered into a License Agreement, which was made effective August 5, 2010 (the “Agreement”),

WHEREAS, GBS has already tendered a ****** milestone payment on or about August 5, 2011, pursuant to Section 3.2 of the Agreement; and

WHEREAS, the Parties to the Agreement wish to amend the Agreement pursuant to Section 8.3 thereof,

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties agree as follows:

1. Section 3.2 of the Agreement is deleted and replaced with the following:

3.2 Milestone License Fee. GBS shall pay, in addition to ******* already paid to IDT as a license fee, an additional non-refundable, non-creditable, license fee of ***** to IDT within (i) thirty (30) days of any closing of a transaction which results in GBS receiving at least $2.5 million in cash or cash equivalents in exchange for GBS equity (stock), debt obligations, or other forms of consideration, other than the sale of GBS products which are sold at market prices (a “Funding Event”), or (ii) November 20, 2012. For the avoidance of doubt, the highest total amount of license fees GBS is obligated to pay pursuant to 3.2 is *********, and the latest that the total licensee can be paid to lDT is November 20, 2012. The failure of GBS to timely pay the license fees described in this 3.2, or any installment payment described herein shall be cause for immediate termination of this Agreement by IDT.

2. Appendix B of the Agreement is deleted and replaced with the following.

Appendix B

“Royalty Rate”

GBS shall pay to IDT one of the following royalty rates on Net Sales of Licensed Products, in a time and manner consistent with Article 3.3 of the Agreement.

(1) Base Rate: *****

The Base Rate shall be the royalty rate if no additional license fees are paid by GBS to IDT other than those specified in 3.1 and 3.2 of the Agreement.

(2) Lower Rate: ******

The Lower Rate shall be the royalty rate if, on or before April 20, 2013, GBS pays to IDT ********* in addition to license fees paid by GBS to IDT specified in 3.1 and 3.2 of the Agreement.

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For the avoidance of doubt, GBS would have to pay a total of ******* in license fees by the second anniversary date of the Agreement to earn the right to pay a ***** royalty on Net Sales of Licensed Product.

(3) Lowest Rate: ******

The Lowest Rate shall be the royalty rate if, on or before April 20, 2013, GBS pays to IDT ******** in addition to license fees paid by GBS to IDT specified in 3.1 and 3.2 of the Agreement.

For the avoidance of doubt, GBS would have to pay a total of ********* in license fees by the second anniversary date of the Agreement to earn the right to pay a ***** royalty on Net Sales of Licensed Product.

3. Except as expressly stated above, the remainder of the Agreement shall remain unamended and in full force and effect, in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date written above.

Great Basin Scientific		Integrated DNA Technologies, Inc.

Signature:	/s/ Robert Jenison	/s/ Roman Terrill
Name:	Robert Jenison	Roman Terrill
Title:	Chief Technology Officer	General Counsel
Date:	3/22/12	Date:	3-5-2012

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SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment (“Amendment”) entered into as of October 17, 2012 (“Effective Date”) is made by and between Great Basin Scientific, an organization having its principal place of business at 405 South Main Street, Suite 810, Salt Lake City, UT 84111 (“GBS”), and Integrated DNA Technologies, Inc., an organization having its principal place of business at 1710 Commercial Park, Coralville, lA 52241 (“lDT”).

WHEREAS, GBS and IDT (the “Parties”) have entered into a License Agreement, which was made effective August 5, 2010 (the “Agreement”), and

WHEREAS, the Parties have executed a First Amendment to the License Agreement, which was made effective February 21, 2012, (the “First Amendment”),

WHEREAS, the Parties to the Agreement wish to further amend the Agreement pursuant to Section 8.3 thereof,

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties agree as follows:

1. Section 3.2 of the Agreement, as amended by the First Amendment, is hereby deleted and replaced with the following:

3.2 Milestone License Fee. On the first anniversary date of this Agreement, GBS paid to lDT, a non-refundable, non-creditable, license fee of ***** . GBS shall pay to IDT an additional non-refundable, non-creditable, license fee totaling *****, in ten (10) equal monthly installments of *********. Installment payments shall be made on the first day of each calendar month commencing December 1, 2012, and ending September 1, 2013. For the avoidance of doubt, the total amount of license fees GBS is obligated to pay pursuant to 3.2 is ********. The failure of GBS to timely pay installment payment described herein shall be cause for immediate termination of this Agreement by lDT.

2. Except as expressly stated above, the remainder of the Agreement shall remain unamended and in full force and effect, in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date written above.

Great Basin Scientific		Integrated DNA Technologies, Inc.

Signature:	/s/ Rob Jenison	Signature:	/s/ Roman Terrill
Name:	Rob Jenison	Roman Terrill
Title:	Chief Technology Officer	General Counsel
Date:	11/13/2012	Date: 11-13-2012

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THIRD AMENDMENT TO LICENSE AGREEMENT

This Third Amendment (“Amendment”) entered into as of February 21, 2013 (“Effective Date”) is made by and between Great Basin Scientific, an organization having its principal place of business at 405 South Main Street, Suite 810, Salt Lake City, UT 84111 (“GBS”), and Integrated DNA Technologies, Inc., an organization having its principal place of business at 1710 Commercial Park, Coralville, IA 52241 (“IDT”).

WHEREAS, GBS and IDT (the “Parties”) have entered into a License Agreement, which was made effective August 5, 2010 (the “Agreement”), and

WHEREAS, the Parties have executed a First Amendment to the License Agreement, which was made effective February 21, 2012, (the “First Amendment”), and

WHEREAS, the Parties have executed a Second Amendment to the Licensing Agreement, which was made effective February 21, 2012, (the “Second Amendment”), and

WHEREAS, the Parties to the Agreement wish to further amend the Agreement pursuant to Section 8.3 thereof,

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties agree as follows:

1.	The following Section 3.4 shall be added to the Agreement.

3.4 Third Amendment Fee. On or before April 20, 2013, GBS shall pay to IDT, a non-refundable, non-creditable, amendment fee of *********.

2.	Appendix B of the Agreement is hereby deleted in its entirety and replaced with the following:

Appendix B

“Royalty Rate”

GBS shall pay to IDT one of the following royalty rates on Net Sales of Licensed Products, in a time and manner consistent with Article 3.3 of the Agreement.

(1)	Base Rate: *****

The Base Rate shall be the royalty rate if no additional license fees are paid by GBS to IDT other than those specified in 3.1 and 3.2 of the Agreement.

(2)	Lower Rate: ****

The Lower Rate shall be the royalty rate if on or before April 20, 2014, GBS pays to IDT ******* in addition to the fees paid by GBS to IDT specified in 3.1, 3.2 and 3.4 of the Agreement.

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(3)	Lowest Rate: *****

The Lowest Rate shall be the royalty late if, on or before April 20, 2014, GBS pays to IDT ******** in addition to the fees paid by GBS to IDT specified in 3.1, 3.2 and 3.4 of the Agreement.

Except as expressly stated above, the remainder of the Agreement, as amended by the First and Second Amendment, shall remain unamended and in full force and effect, in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date written above.

Great Basin Scientific	Integrated DNA Technologies, Inc.

/s/ Rob Jenison
Signature	Signature

Rob Jenison, Chief Technology Officer
Name & Title	Name & Title

4/5/13
Date	Date

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CONFIDENTIAL TREATMENT]

FOURTH AMENDMENT TO LICENSE AGREEMENT

This Fourth Amendment (“Amendment”) entered into as of March 19, 2014 (“Effective Date”) is made by and between Great Basin Scientific, an organization having its principal place of business at 405 South Main Street, Suite 810, Salt Lake City, UT 84111 (“GBS”), and Integrated DNA Technologies, Inc., an organization having its principal place of business at 1710 Commercial Park, Coralville, IA 52241 (“IDT”).

WHEREAS, GBS and IDT (the “Parties”) have entered into a License Agreement, which was made effective August 5, 2010 (the “Agreement”), and

WHEREAS, the Parties have executed a First Amendment to the License Agreement, which was made effective February 21, 2012, (the “First Amendment”), and

WHEREAS, the Parties have executed a Second Amendment to the Licensing Agreement, which was made effective February 21, 2012, (the “Second Amendment”), and

WHEREAS, the Parties have executed a Third Amendment to the Licensing Agreement, which was made Effective, February 21, 2013, (the “Third Amendment”), and

WHEREAS, the Parties to the Agreement wish to further amend the Agreement pursuant to Section 8.3 thereof,

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties agree as follows:

1.	The following Section 3.5 shall be added to the Agreement.

3.5 Fourth Amendment Fee. On or before April 20, 2014, GBS shall pay to IDT, a non-refundable, non-creditable, amendment fee of ****.

2.	Appendix B of the Agreement is hereby deleted in its entirety and replaced with the following:

Appendix B

“Royalty Rate”

GBS shall pay to IDT one of the following royalty rates on Net Sales of Licensed Products, in a time and manner consistent with Article 3.3 of the Agreement.

(1)	Base Rate: ***

The Base Rate shall be the royalty rate if no additional license fees are paid by GBS to IDT other than those specified in 3.1 and 3.2 of the Agreement.

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(2)	Lower Rate: ***

The Lower Rate shall be the royalty rate if on or before April 20, 2015, GBS pays to IDT ***** in addition to the fees paid by GBS to IDT specified in 3.1, 3.2, 3.4 and 3.5 of the Agreement.

(3)	Lowest Rate: ******

The Lowest Rate shall be the royalty late if, on or before April 20, 2015, GBS pays to IDT ****** in addition to the fees paid by GBS to IDT specified in 3.1, 3.2, 3.4 and 3.5 of the Agreement.

Except as expressly stated above, the remainder of the Agreement, as amended by the First and Second Amendment, shall remain unamended and in full force and effect, in accordance with its terms.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date written above.

Great Basin Scientific	Integrated DNA Technologies, Inc.

/s/ Rob Jenison

Signature	Signature

Rob Jenison, CTO
Name & Title	Name & Title

3/19/14
Date	Date

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CONFIDENTIAL TREATMENT]